UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 19, 2005

                                COMPUPRINT, INC.
             (Exact name of registrant as specified in its charter)

       NORTH CAROLINA                 333-90272                 56-1940918
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

              99 Park Avenue, 16th Floor, New York, New York 10016
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 286-9197

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(d)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.313e-4(c)).

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Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

On or about May 19, 2005, the Company submitted a Form 8-K describing the acquisition of Terra Insight Corporation, a Delaware corporation. Certain financial statements for the acquired business and pro forma financial information that were not available at the time of the initial filing on Form 8-K are provided in this Form 8-K/A.

(a) Financial statements of businesses acquired.

The financial statements of Terra Insight Corporation are attached hereto as
Exhibit 99.1 and incorporated herein by reference.

(b)      Pro forma financial information.

The pro forma financial information is attached hereto as Exhibit 99.2 and incorporated herein by reference.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

Exhibit Number   Description of Exhibit
--------------   ----------------------

99.1*            Terra Insight Corporation, Consolidated Financial Statements
99.2*            Unaudited Pro Forma Financial Information
-----
*  Filed herewith.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMPUPRINT, INC.


Date: August 5, 2005                By: /s/ Roman Rozenberg
                                        ----------------------------------------
                                        Roman Rozenberg, Chief Executive Officer



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